                                   Exhibit B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hilliard Lyons Growth Fund, Inc. (the "Company") on Form N-CSR (the "Report") for the year ended December 31, 2003, I, James R. Allen, President & Director of the Company, certify, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the stated period.

Date:  February 27, 2004
                                                   _____________________________
                                                   James R. Allen
                                                   President & Director

                                                   (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                    Exhibit B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hilliard Lyons Growth Fund, Inc. (the "Company") on Form N-CSR (the "Report") for the year ended December 31, 2003, I, Joseph C. Curry Jr., Vice President & Treasurer of the Company, certify, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the stated period.

Date: February 27, 2004

                                                  ______________________________
                                                   Joseph C. Curry Jr.
                                                   Vice President & Treasurer

                                                   (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.